UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On May 7, 2014, Hyatt Hotels Corporation, a Delaware corporation (the “Company”), issued a joint press release with Interval Leisure Group, Inc., a Delaware corporation (“ILG”), announcing that Hyatt Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“Hyatt Corporation”), and HTS-Aspen, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company (“HTS-Aspen” and, together with Hyatt Corporation, “Sellers”), agreed to sell 100% of the equity interests of the Company’s affiliates (the “Acquired Companies”) engaged in the Company’s vacation ownership business to S.O.I. Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of ILG (“Purchaser”), pursuant to and in accordance with the terms and subject to the conditions set forth in that certain Equity Interest Purchase Agreement by and among Hyatt Corporation, HTS-Aspen, Purchaser and, for the purposes stated therein, ILG (the “Purchase Agreement”). A copy of the joint press release relating to such announcement, dated May 7, 2014, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Purchase Agreement contains representations, warranties and covenants of each party that are customary for transactions of this nature. The transaction is not subject to any financing conditions, but remains subject to customary closing conditions. In particular, the closing is subject to the parties or their affiliates entering into ongoing agreements with respect to the Acquired Companies, including a Master License Agreement, which provides Purchaser an exclusive license for the Hyatt® brand in connection with the vacation ownership business. The Purchase Agreement may be terminated in certain circumstances, including, among others, if the transaction does not close by December 31, 2014.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about future events and involve known and unknown risks that are difficult to predict. As a result, actual results or events may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us, are inherently uncertain. A more complete description of the risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this filing. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

99.1	Joint Press Release dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 7, 2014	By:	/s/ Gebhard F. Rainer
Gebhard F. Rainer
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Joint Press Release dated May 7, 2014